Reconciliation of Numerator and Denominator of Basic Earnings per Share ("EPS") with that of Diluted EPS (Detail) - USD ($) $ / shares in Units, shares in Thousands, $ in Thousands	3 Months Ended		9 Months Ended
	Sep. 30, 2023	Sep. 30, 2022	Sep. 30, 2023	Sep. 30, 2022
Numerator:
Net income attributable to common shareholders	$ 44,677	$ 76,400	$ 149,635	$ 227,695
Denominator:
Weighted average common shares outstanding - basic	40,886	45,896	41,980	47,252
Dilutive share options, RSU and PSU	1,027	811	898	840
Weighted average common shares outstanding - diluted	41,913	46,707	42,878	48,092
Net income attributable to common shareholders per common share:
Basic	$ 1.09	$ 1.66	$ 3.56	$ 4.82
Diluted	$ 1.07	$ 1.64	$ 3.49	$ 4.73
Share options, RSU and PSU excluded from the computation of diluted EPS because they were anti-dilutive	0	285	105	303